      THE GABELLI GROWTH FUND                                  [PHOTO OF
FIRST QUARTER REPORT - MARCH 31, 1998                         HOWARD WARD]


      MORNINGSTAR RATED THE GABELLI GROWTH FUND 5 STARS OVERALL AND FOR THE
       THREE, FIVE AND TEN YEAR PERIODS ENDED 3/31/98 AMONG 2437, 1363 AND
                    698 DOMESTIC EQUITY FUNDS, RESPECTIVELY.



TO OUR SHAREHOLDERS,

     America is having a passionate love affair with common stocks. By most measures, it started in August of 1982 and has now produced the best 15 year period in stock market history. It does not get any better than this. It has never been this good. This is one for the record books. This is one for the highlight reel. Many of us grew up watching old films of World War II. Today's youngsters could watch CNBC's play by play of the Dow Jones Industrial Average's
(DJIA) relentless drive to 9,000. It was a drive to make General George Patton proud. Today's war stories emanate from the corner of Broad and Wall Streets. The hearts and minds of the public are now firmly in the bullish camp. New York City should give the DJIA a ticker tape parade down Broadway as thanks for the great wealth it has bestowed on the city.

     This was one of the market's best quarters in history. Nothing could slow the market down, whether it was El Nino, the White House scandals, the Titanic, the Olympics, the Asian economic turmoil, negative earnings revisions, Warren Buffett's foray into silver or the Microsoft monopoly hearings in Washington. We have now reached a point in the stock market cycle where asset allocators have the credibility of palm readers and analysts who worry about valuations are now driving taxis. I think my mother-in-law is starting a hedge fund.

INVESTMENT PERFORMANCE

     For the first quarter ended March 31, 1998, The Gabelli Growth Fund's (the "Fund") total return was 12.9%. The Lipper Analytical Services Growth Fund Average and Standard & Poor's (S&P) 500 had returns of 12.8% and 13.9%, respectively, over the same period. Each index is an unmanaged indicator of

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 1998 and are subject to change every month. Morningstar ratings are calculated from the Fund's three, five and ten year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------------------
                                  -------------------QUARTER------------------
                                   1ST         2ND          3RD          4TH        YEAR
                                   ---         ---          ---          ---        ----
1998: Net Asset Value ........    $32.32        --           --          --          --
      Total Return ...........      12.9%       --           --          --          --
--------------------------------------------------------------------------------------------
1997: Net Asset Value ........    $24.50      $29.25       $33.41      $28.63      $28.63
      Total Return ...........       1.5%       19.4%        14.2%        3.1%       42.6%
--------------------------------------------------------------------------------------------
1996: Net Asset Value ........    $23.75      $24.34       $25.35      $24.14      $24.14
      Total Return ...........       7.2%        2.5%         4.1%        4.4%       19.4%
--------------------------------------------------------------------------------------------
1995: Net Asset Value ........    $20.86      $22.99       $24.91      $22.16      $22.16
      Total Return ...........       6.0%       10.2%         8.4%        4.9%       32.7%
--------------------------------------------------------------------------------------------
1994: Net Asset Value ........    $21.90      $21.23       $22.58      $19.68      $19.68
      Total Return ...........      (5.8)%      (3.1)%        6.4%       (0.5)%      (3.4)%
--------------------------------------------------------------------------------------------
1993: Net Asset Value ........    $21.71      $21.84       $23.43      $23.26      $23.26
      Total Return ...........       0.6%        0.6%         7.3%        2.5%       11.3%
--------------------------------------------------------------------------------------------
1992: Net Asset Value ........    $20.27      $19.72       $20.50      $21.59      $21.59
      Total Return ...........      (4.7)%      (2.7)%        4.0%        8.5%        4.5%
--------------------------------------------------------------------------------------------
1991: Net Asset Value ........    $18.18      $18.02       $19.51      $21.28      $21.28
      Total Return ...........      11.7%       (0.9)%        8.3%       12.0%       34.3%
--------------------------------------------------------------------------------------------
1990: Net Asset Value ........    $16.74      $17.80       $15.75      $16.27      $16.27
      Total Return ...........      (1.9)%       6.3%       (11.5)%       6.2%       (2.0)%
--------------------------------------------------------------------------------------------
1989: Net Asset Value ........    $13.99      $15.73       $17.46      $17.07      $17.07
      Total Return ...........      10.6%       12.4%        11.0%        1.5%       40.1%
--------------------------------------------------------------------------------------------
1988: Net Asset Value ........    $10.87      $12.40       $12.71      $12.65      $12.65
      Total Return ...........      16.1%       14.1%         2.5%        2.5%       39.2%
--------------------------------------------------------------------------------------------
1987: Net Asset Value ........    $10.00      $10.84       $11.28      $ 9.51      $ 9.51
      Total Return ...........      --           8.4%(b)      4.1%      (15.7)%    (4.9)%(b)
--------------------------------------------------------------------------------------------

-----------------------------------------------------------------
             AVERAGE ANNUAL RETURNS - MARCH 31, 1998 (a)
             -------------------------------------------

1 Year....................................................58.6%
5 Year....................................................22.2%
10 Year...................................................20.3%
Life of Fund (b)..........................................19.4%
-----------------------------------------------------------------

--------------------DIVIDEND HISTORY---------------------
PAYMENT (EX) DATE     RATE PER SHARE   REINVESTMENT PRICE
-----------------     --------------   ------------------
December 30, 1997         $5.790           $28.58
December 31, 1996         $2.324           $24.14
December 29, 1995         $3.960           $22.16
December 30, 1994         $2.790           $19.68
December 31, 1993         $0.760           $23.26
December 31, 1992         $0.646           $21.59
December 31, 1991         $0.573           $21.28
December 31, 1990         $0.460           $16.27
December 29, 1989         $0.654           $17.07
December 30, 1988         $0.377           $12.65
January 4, 1988           $0.152            $9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on April 10, 1987.
--------------------------------------------------------------------------------
investment performance. The Fund was up 58.6% over the trailing twelve month period. The Lipper Growth Fund Average and S&P 500 rose 42.9% and 48.0%, respectively, over the same twelve month period.

     For the ten year period ended March 31, 1998, the Fund's return averaged 20.3% annually, versus average annual returns of 16.9% and 18.9% for the Lipper Growth Fund Average and S&P 500, respectively. Since inception on April 10, 1987 through March 31, 1998, the Fund has a total return of 599.6%, which equates to an average annual return of 19.4%. Our shareholders total 52,131 and net assets are $1.4 billion as of March 31, 1998.

ECONOMIC BACKGROUND

     Thus far, the economy has shown little in the way of a slowdown. The important housing market has rarely been stronger. Consumer sentiment remains very positive and the unemployment rate continues to be below five percent. On a less positive note, corporate profit growth is more subdued. Lack of pricing power, negative foreign exchange translations and Asian weakness are taking a toll on profits. As a result, profit growth of five percent or lower is likely this quarter. All in all, we continue to expect growth in "real" Gross Domestic Product (GDP) of 3.0%, with inflation as determined by the Consumer Price Index
(CPI) of roughly 2.0%. More pronounced weakness in Asia, especially Japan, is not incorporated in our economic outlook. Such a development would further dampen U.S. exports and retard economic activity.

FINANCIAL MARKET OBSERVATIONS

     The stock market continues to benefit from retail investor cash inflows, corporate mergers and acquisitions and share repurchase programs. Additionally, foreign investors have stepped-up their investment in U.S. stocks. The market has taken on certain characteristics reminiscent of the so-called "Nifty Fifty" era in the early 1970's. In short, this is illustrated by the market's most popular growth stocks being bid to unsustainably high valuation levels. We are monitoring valuation levels closely and reducing positions where appropriate. Everything is for sale at some price. We will not invest in speculative stocks, many of which have soared in recent months. We invest in seasoned growth companies selling at prices we can rationalize. That is, stocks whose prices can be logically derived from given levels of earnings, expected growth in earnings and interest rates.

     Drug stocks led the market higher in the first quarter. Interest in drug stocks was fueled by merger and acquisition speculation involving Fund holding SmithKline Beecham and new product announcements from Fund holdings Merck, Pfizer and Warner-Lambert. High valuations led us to take some profits in this group. Technology stocks were also strong, led by Dell Computer, Microsoft and Cisco Systems. Again, lofty valuations led us to reduce our investment in this sector. Elsewhere, a number of our financial services stocks performed strongly (Merrill Lynch, Citicorp and American Express), as did media holdings such as Clear Channel, Gannett and Interpublic Group. The Fund's largest exposure continues to be financial services. We see no reason at this point to radically alter the composition of the portfolio.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

FIRST DATA CORP. (FDC - $32.50 - NYSE) is a leading information processing company. The company benefits from the increase in credit card usage, as it processes credit and debit card transactions for over 1,400 financial institutions. In fact, First Data processes roughly one-third of all domestic credit card transactions. Credit cards are presently used in one of every five transactions, and we expect them to become even more widely used in the future. The company is also a leader in funds transfer services, as well as in processing information for the mutual fund and healthcare industries. First Data's earnings per share are likely to increase at a modest double-digit rate this year.

GANNETT CO. INC. (GCI - $71.875 - NYSE) is best known for its USA TODAY newspaper publication. Gannett publishes an additional 189 newspapers in 38 states. The company also operates 13 radio and 15 network affiliated television stations. Earnings are strong due to healthy advertising trends and solid expense control. This high quality publisher should be able to grow earnings, consistently, at a low double-digit rate.

GILLETTE CO. (G - $118.6875 - NYSE), along with Coca-Cola, is a premier example of a consumer products company that is well-situated to exploit opportunities on a global basis. The company is aggressively pursuing foreign markets and developing an impressive number of new products. Earnings should advance by more than 15% this year, reflecting strong results both domestically and abroad. The acquisition of Duracell leverages Gillette's infrastructure and provides additional products to fuel growth.

THE HOME DEPOT INC. (HD - $67.4375 - NYSE) is the undisputed leader of the home improvement warehouse retailers. Led by Bernie Marcus and Arthur Blank, the company's founders, Home Depot is testing new store formats which appeal to new markets (farming equipment and upscale furnishings), providing incremental growth to what remains a terrific franchise in do-it-yourself home hardware and supplies. Geographic expansion continues to drive square footage growth as the company increases its presence in the Midwest and continues to penetrate the Northeast. Home Depot has substantial international potential over the long term. The company plans to open its first store in Chile this year.

MARSH & MCLENNAN COMPANIES INC. (MMC - $87.3125 - NYSE), with the recent acquisition of Johnson and Higgins, holds the number one position in insurance brokerage. Additionally, the company owns Putnam Group, the Boston-based asset manager (assets under management exceed $250 billion), and Mercer Group, a leader in employee benefits consulting. While earnings will fluctuate with the stock market, we expect an earnings gain of about 15% this year.

MELLON BANK CORP. (MEL - $63.50 - NYSE), with the acquisitions in recent years of Dreyfus and The Boston Company, has become a powerhouse in money management services. We believe the rising contribution to earnings from predictable fee sources will enhance the company's valuation. We expect low double-digit growth in earnings and a continuation of Mellon's share repurchase program this year. Current business trends are strong.

MERCK & CO. INC. (MRK - $128.375 - NYSE) is one of the world's largest healthcare companies and a leader in pharmaceutical research and development. Merck operates the largest of the pharmacy benefit managers, an area that has produced exceptional growth. Merck's research effort is consistently among the best. Earnings are likely to rise at a mid-double-digit rate this year. We expect the company to use some of its significant free cash flow to buy back stock and increase the dividend.

MERRILL LYNCH & CO. (MER - $83.00 - NYSE) has leading positions in almost every facet of the securities industry. The company is an asset gathering machine, with over $1 trillion in client accounts and about $275 billion in assets under their direct management. Management has a strong shareholder orientation, having retired over 100 million shares of common stock over the last 10 years. Merrill is a financial services powerhouse that is well-situated to handle the swelling savings of the aging baby boomers.

NORTHERN TRUST CORP. (NTRS - $74.75 - NASDAQ) is one of a few public asset managers with a strong franchise in the wealth management market. With over $125 billion in assets under management and fees generating 65% of income, the bank's stock appears undervalued. Earnings should grow by more than 15% this year. Northern Trust is a trophy property within the banking sector.

SCHLUMBERGER LTD. (SLB - $75.75 - NYSE) is the leading provider of engineering services to the oil and gas industries. Fully 75% of sales (approximately $10 billion total) comes from non-U.S. customers. The company is the industry leader in terms of research and development, spending about $3 00 million annually. Earnings should grow by more than 20% this year as oil companies increase their exploration efforts.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

THE ROTH IRA

     The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

GABELLI U.S. TREASURY MONEY MARKET FUND

     Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at 0.30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.

     We thank you for your loyalty and as always, pledge our best efforts on your behalf.

                                   Sincerely,


        /s/ Howard F. Ward, CFA                 /s/ Donald C. Jenkins, CFA
        HOWARD F. WARD, CFA                     DONALD C. JENKINS, CFA
        Portfolio Manager                       Associate Portfolio Manager


April 30, 1998


       ------------------------------------------------------------------
                              TOP TEN HOLDINGS
                               MARCH 31, 1998
       Northern Trust Corp.                   Schlumberger Ltd.
       First Data Corp.                       Marsh & McLennan Companies
       The Home Depot Inc.                    Merck & Co. Inc.
       Mellon Bank Corp.                      Merrill Lynch & Co.
       Gillette Co.                           Gannett Co. Inc.
       ------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
 ------                                              ------
             COMMON STOCKS -- 89.9 %
             ADVERTISING -- 1.3 %
  294,050    Interpublic Group of Companies
               Inc.............................  $   18,267,856
                                                 --------------
             BROADCASTING -- 2.8 %
  490,600    CBS Corp. +.......................      16,649,738
  230,000    Clear Channel Communications Inc.
               +...............................      22,540,000
                                                 --------------
                                                     39,189,738
                                                 --------------
             BUSINESS SERVICES -- 7.5 %
  193,000    Automatic Data Processing Inc.....      13,136,063
  546,000    Computer Sciences Corp. +.........      30,030,000
1,577,800    First Data Corp...................      51,278,500
  468,000    Sysco Corp........................      11,992,500
                                                 --------------
                                                    106,437,063
                                                 --------------
             CONSUMER PRODUCTS -- 6.9 %
  211,800    Avon Products Inc.................      16,520,400
  140,000    Coca-Cola Co......................      10,841,250
   30,000    Estee Lauder Companies Inc., Cl.
               A...............................       2,036,250
  382,400    Gillette Co.......................      45,386,100
  232,000    PepsiCo Inc.......................       9,903,500
  112,000    Ralston Purina Group..............      11,872,000
                                                 --------------
                                                     96,559,500
                                                 --------------
             DIVERSIFIED INDUSTRIAL -- 5.9 %
  276,200    Allied-Signal Inc.................      11,600,400
  323,000    Honeywell Inc.....................      26,708,063
  411,908    Molex Inc., Cl. A.................      11,044,283
  336,200    Sundstrand Corp...................      20,340,100
  142,000    United Technologies...............      13,108,375
                                                 --------------
                                                     82,801,221
                                                 --------------
             ENERGY -- 8.2 %
  524,000    Baker Hughes Inc..................      21,091,000
  470,000    Halliburton Co....................      23,588,125
  599,000    Schlumberger Ltd..................      45,374,250
  471,800    Smith International Inc. +........      25,978,488
                                                 --------------
                                                    116,031,863
                                                 --------------
             ENTERTAINMENT -- 1.3 %
  166,000    Walt Disney Co....................      17,720,500
                                                 --------------
             FINANCIAL SERVICES -- 9.1 %
  100,000    American Express Co...............       9,181,250
  137,000    American International Group
               Inc.............................      17,253,437
  202,500    Charles Schwab Corp...............       7,695,000
  508,000    Marsh & McLennan Companies Inc....      44,354,750
  415,000    Merrill Lynch & Co................      34,445,000
  224,000    T. Rowe Price Associates Inc......      15,764,000
                                                 --------------
                                                    128,693,437
                                                 --------------
             FINANCIAL SERVICES: BANKS -- 12.2 %
  410,000    Bank of New York Inc..............      25,753,125
  133,000    Citicorp..........................      18,886,000
  773,000    Mellon Bank Corp..................      49,085,500
  700,000    Northern Trust Corp. .............      52,325,000
  369,400    State Street Corp. ...............      25,142,287
                                                 --------------
                                                    171,191,912
                                                 --------------
             HEALTH CARE -- 10.8 %
  131,000    Abbott Laboratories...............       9,865,938
  245,000    Baxter International Inc..........      13,505,625
  397,000    Johnson & Johnson.................      29,105,062
  135,000    Lilly (Eli) & Co..................       8,049,375

                                                     MARKET
 SHARES                                              VALUE
 ------                                              ------
  283,000    Merck & Co. Inc...................  $   36,330,125
   93,000    Pfizer Inc........................       9,270,938
  141,000    Schering-Plough Corp. ............      11,517,937
  260,000    Sigma-Aldrich Corp. ..............       9,685,000
  265,000    SmithKline Beecham plc, ADR.......      16,579,062
   43,000    Warner-Lambert Co. ...............       7,323,438
                                                 --------------
                                                    151,232,500
                                                 --------------
             PUBLISHING -- 6.2 %
  470,000    Gannett Co. Inc...................      33,781,250
  342,000    McGraw-Hill Companies Inc.........      26,013,375
  240,000    New York Times Co., Cl. A.........      16,800,000
  150,000    Tribune Co........................      10,575,000
                                                 --------------
                                                     87,169,625
                                                 --------------
             RETAIL -- 7.2 %
  758,859    Home Depot Inc. ..................      51,175,554
  345,000    Lowe's Companies Inc..............      24,214,688
  352,100    Tiffany & Co......................      17,142,869
  246,000    Walgreens Co......................       8,656,125
                                                 --------------
                                                    101,189,236
                                                 --------------
             TECHNOLOGY -- 10.5 %
  172,000    BMC Software Inc. +...............      14,415,750
  270,500    Cisco Systems Inc. +..............      18,495,437
  320,500    Computer Associates International
               Inc.............................      18,508,875
  285,000    Dell Computer Corp. +.............      19,308,750
  250,000    Intel Corp. ......................      19,515,625
  122,000    Microsoft Corp. +.................      10,919,000
  320,000    Sun Microsystems Inc. +...........      13,350,000
  187,000    SunGard Data Systems Inc. +.......       6,883,937
  395,000    Tellabs Inc. +....................      26,514,375
                                                 --------------
                                                    147,911,749
                                                 --------------
TOTAL COMMON STOCKS............................   1,264,396,200
                                                 --------------

 PRINCIPAL
   AMOUNT
 ---------
                U.S. TREASURY BILLS -- 10.8 %
$153,056,000    5.09% to 5.35% ++ due
                04/16/98-06/25/98...........     $  152,297,985
                                                 --------------
TOTAL INVESTMENTS (Cost
  $1,027,829,747)(a)................   100.7%     1,416,694,185
OTHER ASSETS AND LIABILITIES
  (NET).............................    (0.7)       (10,513,733)
                                       -----     --------------
NET ASSETS
  (43,514,229 shares outstanding)...   100.0%    $1,406,180,452
                                       =====     ==============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE........                     $32.32
                                                          =====

---------------

(a)  For Federal tax purposes:
     Aggregate cost                               $1,028,223,279
                                                  ==============
     Gross unrealized appreciation                $  393,141,455
     Gross unrealized depreciation                    (4,670,549)
                                                  --------------
     Net unrealized appreciation                  $  388,470,906
                                                  ==============

 +  Non-income producing security

++  Represents annualized yield at date of purchase.

ADR -- American Depositary Receipt


                  THE GABELLI GROWTH FUND                                            [PICTURE]
                   One Corporate Center
                 Rye, New York 10580-1434
                       1-800-GABELLI
                     [1-800-422-3554]
                    fax: 1-914-921-5118
                  http://www.gabelli.com
                 e-mail: info@gabelli.com
          (Net Asset Value may be obtained daily
                        by calling
              1-800-GABELLI after 6:00 P.M.)

                     BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl
Chairman and Chief              Former President
Investment Officer              Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant
Dollar Dry Dock Savings Bank    Professor, Pace University              THE

Anthony J. Colavita             Anthony Torna
Attorney-at-Law                 Herzog, Heine & Geduld, Inc.            GABELLI
Anthony J. Colavita, P.C.

James P. Conn                   Anthonie C. van Ekris                   GROWTH
Chief Investment Officer        Managing Director
Financial Security Assurance    BALMAC International, Inc.              FUND
Holdings Ltd.

              OFFICERS AND PORTFOLIO MANAGERS
Bruce N. Alpert                 Howard F. Ward, CFA
President and Treasurer         Portfolio Manager

James E. McKee                  Donald C. Jenkins, CFA
Secretary                       Associate Portfolio Manager

                        DISTRIBUTOR
                  Gabelli & Company, Inc.

          CUSTODIAN, TRANSFER AGENT AND DIVIDEND
                           AGENT
            State Street Bank and Trust Company

                       LEGAL COUNSEL
           Skadden, Arps, Slate, Meagher & Flom
                            LLP

----------------------------------------------------------
This report is submitted for the general information of
the shareholders of The Gabelli Growth Fund. It is not                    FIRST QUARTER REPORT
authorized for distribution to prospective investors                            MARCH 31, 1998
unless preceded or accompanied by an effective prospectus.
----------------------------------------------------------